UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): December 8, 2006

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25826	77-0201147

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)
(Registrant’s telephone number, including area code)
(408) 542-2500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

EXPLANATORY NOTE
On December 13, 2006, Harmonic Inc., a Delaware corporation (“Harmonic” or the “Company”), filed a Current Report on Form 8-K (the “December 8-K”) to report the completion of its acquisition (the “Acquisition”) of the video networking software business of Entone Technologies, Inc., a Delaware corporation (“Entone”), pursuant to a previously-announced Agreement and Plan of Merger, dated as of August 21, 2006, and amended as of November 29, 2006, by and among the Company, Edinburgh Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Harmonic, Entone, Entone, Inc., a Delaware corporation and a wholly-owned subsidiary of Entone, Entone Technologies (HK) Limited, a company organized under the laws of Hong Kong and an indirect wholly-owned subsidiary of Entone, Jim Jones, as stockholders’ representative, and U.S. Bank, National Association, as escrow agent.
At that time, the Company stated in the December 8-K that it intended to file the financial statements and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the December 8-K was required to be filed with the Securities and Exchange Commission. The Company hereby amends the December 8-K in order to include the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits
a. Financial statements of businesses acquired.
1.	The audited consolidated balance sheets of Entone Technologies, Inc. as of March 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended March 31, 2006 and 2005, together with the report thereon of Deloitte & Touche LLP, are attached hereto as Exhibit 99.2.

2.	The unaudited consolidated balance sheets of Entone Technologies, Inc. as of September 30, 2006 and 2005 and the related consolidated statements of operations and cash flows for the six months ended September 30, 2006 and 2005, are attached hereto as Exhibit 99.3.
b. Pro forma financial information.
1.	The unaudited pro forma condensed combined balance sheet of Harmonic Inc. as of September 29, 2006 and the related pro forma condensed combined statements of operations for the nine months ended September 29, 2006 and the year ended December 31, 2005, are attached hereto as Exhibit 99.4. These pro forma financial statements give effect to the Company’s acquisition of Entone as if it had occurred on January 1, 2005.
c. Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

99.1*	Press release issued by Harmonic Inc. on December 11, 2006.

99.2
Audited consolidated balance sheets of Entone Technologies, Inc. as of March 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended March 31, 2006 and 2005.

99.3
Unaudited consolidated balance sheets of Entone Technologies, Inc. as of September 30, 2006 and 2005 and the related consolidated statements of operations and cash flows for the six months ended September 30, 2006 and 2005.

99.4
Unaudited pro forma condensed combined balance sheet of Harmonic Inc. as of September 29, 2006 and the related pro forma condensed combined statements of operations for the nine months ended September 29, 2006 and the year ended December 31, 2005.

*	Previously filed as an Exhibit to the original Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC	INC.

Date:	February 21, 2007

By:	/s/ Robin N. Dickson

Robin N. Dickson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

99.1*	Press release issued by Harmonic Inc. on December 11, 2006.

99.2
Audited consolidated balance sheets of Entone Technologies, Inc. as of March 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended March 31, 2006 and 2005.

99.3
Unaudited condensed consolidated balance sheets of Entone Technologies, Inc. as of September 30, 2006 and 2005 and the related consolidated statements of operations and cash flows for the six months ended September 30, 2006 and 2005.

99.4
Unaudited pro forma condensed combined balance sheet of Harmonic Inc. as of September 29, 2006 and the related pro forma condensed combined statements of operations for the nine months ended September 29, 2006 and the year ended December 31, 2005.

*	Previously filed as an Exhibit to the original Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2006.